UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 23, 2018             (April 23, 2018)

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Date of report     (Date of earliest event reported)

Hexcel Corporation

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(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut 06901-3238

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(Address of Principal Executive Offices and Zip Code)

(203) 969-0666

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(Registrant's telephone number, including area code)

N/A

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.□

Section 2 – Financial Information

Item 2.02   Results of Operations and Financial Condition

On April 23, 2018, Hexcel Corporation, a Delaware corporation (the “Company”), issued a press release in which the Company announced its financial results for its fiscal quarter ended March 31, 2018.  A copy of this earnings press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01   Regulation FD Disclosure

The information contained in Item 2.02 of this report is incorporated by reference into this Item 7.01.

Section 8 – Other Events

Item 8.01   Other Events

On April 23, 2018, the Company posted to its website a table which summarizes sales by segment and market for the quarters ended March 31, 2018 and 2017 and the quarter and year ended December 31, 2017.  A copy of this information is being furnished as Exhibit 99.2 and is incorporated herein by reference.  Other information appearing on our website is not incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

99.1	Press Release issued by the Company on April 23, 2018.

99.2	Sales by segment and market for the quarters ended March 31, 2018 and 2017 and the quarter and year ended December 31, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

April 23, 2018

/s/ Kimberly A. Hendricks

Kimberly A. Hendricks

Senior Vice President, Corporate Controller & Chief Accounting Officer